Exhibit 99.2

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act Of 2002


         In connection with the Quarterly Report of NB Capital Corporation (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jean Dagenaid, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          3. The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                          /s/ Jean Dagenais
                                          -----------------
                                          Jean Dagenais
                                          Chief Financial Officer
                                          November 15, 2002